Exhibit 4.5

PO PAR VALUE $0.0001MR ADDADDADDADD 4321 A BoxDESIGNATIONSAMPLE 43004, Certificate Shares(IF Number ** 000000 ****************** ANY) ZQ00000000 *** 000000 ***************** **** 000000 **************** Providence ***** 000000 ***************RI VOR BIOPHARMA INC. ****** 000000 **************INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE02940 ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS- THIS CERTIFIES THAT **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. 3004 Alexander David Sample MR **** Mr. Alexander . SAMPLE David Sample **** Mr. Alexander &David MRS Sample **** Mr.Alexander SAMPLE David Sample **** Mr. Alexander & David Sample **** CUSIP 929033 20 7 Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. AlexanderMR David Sample . **** SAMPLE Mr. Alexander David Sample **** &Mr . Alexander MRS David Sample . SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample**000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Sha is the owner of res****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S hares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** THIS CERTIFICATE IS TRANSFERABLE IN Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 ***ZERO HUNDRED THOUSAND **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 CITIES DESIGNATED BY THE TRANSFER 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 AGENT, AVAILABLE ONLINE AT 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** ZERO HUNDRED AND ZERO*** www.computershare.com 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OFVor Biopharma Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or Total DTC by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares Holder represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, Number InsuranceID as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company andCertificate of with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid Value unless countersigned and registered by the Transfer Agent and Registrar.Transaction Shares CUSIP/IDENTIFIER Numbers 1234567890/12345678901234567890/12345678901234567890/12345678901234567890/12345678901234567890/12345678901234567890/1234567890 Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.DATED DD-MMM-YYYYOPHAR COUNTERSIGNED AND REGISTERED:654321 B I MA12345678 I COMPUTERSHARE TRUST COMPANY, N.A. R RPORA N O O TNum/No C E C. CEO & CHAIRMAN V . TRANSFER AGENT AND REGISTRAR,654321Denom DATE. XXXXXX DEL R E 1,000,000 AWA7654321 . XXTotal 12345678901234512345600XXXXXXXXXXX By59565-001 23Sep25 01:16 Page CHIEF 8 FINANCIAL OFFICER AUTHORIZED SIGNATURE. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#COMMON STOCK COMMON STOCK

. VOR BIOPHARMA INC. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. For US purposes the following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT -............................................ ( Cust) Custodian ................................................ ( Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act ........................................................ (State) JT TEN - and as joint not tenants as tenants with in right common of survivorship UNIF TRF MIN ACT -............................................ ( Cust) Custodian (until age ................................) .............................under Uniform Transfers to Minors Act .................... ( Minor) ( State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, ____________________________ hereby sell, assign and transfer unto _______________________________________________________________________________________________________________________________ (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) _________________________________________________________________________________________________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. Dated: ________________________________________ 20_________________ Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Signature: _________________________________________________________ Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: _________________________________________________________ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. basis The IRS of certain requires shares that the or units named acquired transfer after agent January (“we”) 1, report 2011 the . If cost your shares or transfer or units the shares are covered or units by using the legislation, a specific and cost you basis requested calculation to sell method, specify a then cost we basis have calculation processed method, as you then requested we have . If defaulted you did not to the need first in, additional first out (FIFO) information method about . Please cost basis consult . your tax advisor if you 59565-001 23Sep25 01:16 If you Page do not keep 9 in contact with the issuer or do not have any activity your property in your may account become for the subject time to period state specified unclaimed by property state law, laws and transferred to the appropriate state.